Exhibit 10.5

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 3, 2025, by and among Katapult Holdings, Inc., a Delaware corporation (“Katapult”), and the holders of Series B Convertible Preferred Stock of Katapult set forth on Schedule 1 hereto (each, a “Securityholder”, and collectively, the “Securityholders”), and shall become effective only as of the Closing (as defined below).

RECITALS

A.        Katapult is party to that certain Series B Investment Agreement, dated as of November 3, 2025, by and between Katapult and the Securityholder[s] (the “Investment Agreement”), pursuant to which, at the Closing and subject to certain terms and conditions contained therein, Katapult will issue to the Securityholder[s] shares of Series B Convertible Preferred Stock (“Series B Convertible Preferred Stock”).

B.        Subject to certain terms and conditions contained in the Series B Certificate of Designations of Katapult establishing the Series B Convertible Preferred Stock, the Series B Convertible Preferred Stock is convertible into shares of Katapult Common Stock (the “Shares”).

C.        To induce the Securityholders to enter into the Investment Agreement, Katapult has agreed to provide certain registration rights under the Securities Act, and applicable state securities laws, effective as of Closing.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Katapult and each Securityholder agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Investment Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Closing” has the meaning assigned thereto in the Investment Agreement.

“Effectiveness Deadline” means the later of (i) the seventy-fifth (75th) day following the Filing Date if the SEC notifies Katapult that it will “review” the Registration Statement and (ii) the fifth (5th) Business Day after the date Katapult is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review; provided that the Effectiveness Deadline in clause (i) shall extend to the one-hundred twentieth (120th) day following the Filing Date if Katapult receives comments from the SEC.

“Effectiveness Period” shall have the meaning set forth in Article II.

“Filing Date” means the forty-fifth (45th) day following the Closing Date; provided, however, that if the Filing Date falls on a day that is not a Business Day, then the Filing Date shall be extended to the next Business Day.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 6.3(a).

“Indemnifying Party” shall have the meaning set forth in Section 6.3(a).

“Losses” shall have the meaning set forth in Section 6.1.

“Managing Underwriter(s)” means the underwriter or underwriters of an underwritten offering.

“Prospectus” means any prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to any such Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means (i) each of the Shares issued to the Securityholders upon the conversion of the Series B Preferred Stock from time to time and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that the applicable Holder has completed and delivered to Katapult a Selling Stockholder Questionnaire; and provided further that such securities shall no longer be deemed Registrable Securities if (A) such securities have been sold pursuant to a Registration Statement, (B) such securities shall have been otherwise transferred, new certificates or book entry positions for such securities not bearing a legend restricting further transfer shall have been delivered by Katapult and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; or (D) such securities may be sold without registration pursuant to Rule 144 (but with no volume or other restrictions or limitations thereunder).

“Registration Statement” means the registration statements and any additional registration statements contemplated by Article II, including (in each case) the related Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Selling Stockholder Questionnaire” means a questionnaire substantially in the form attached as Annex B hereto.

“Trading Day” means a day on which Katapult Common Stock is traded on any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Investment Agreement, and the annexes and exhibits attached hereto and thereto.

“Underwritten Demand Offering” means an underwritten offering of Registrable Securities pursuant to a Demand Registration, including any underwritten takedown off an effective shelf Registration Statement (including any block trade or bought deal).

ARTICLE II

REGISTRATION

2.1       Registration Obligations; Filing Date Registration. Katapult shall prepare and file with the SEC on or prior to the Filing Date a Registration Statement covering the resale of the Registrable Securities as would permit the sale and distribution of all the Registrable Securities from time to time pursuant to Rule 415 in the manner reasonably requested by the Holder. The Registration Statement shall be on Form S-3 (except if Katapult is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on a Form S-1 or another appropriate form in accordance with the Securities Act and the rules promulgated thereunder and Katapult shall undertake to register the Registrable Securities on Form S-3 as soon as practicable following the availability of such form, provided that Katapult shall use commercially reasonable efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC). The Registration Statement shall contain the “Plan of Distribution” section in substantially the form attached hereto as Annex A. Katapult shall use commercially reasonable efforts to cause the Registration Statement filed by it to be declared effective under the Securities Act as promptly as practicable after the filing thereof but in any event on or prior to the Effectiveness Deadline, and, subject to Section 4.1(m) hereof, to keep such Registration Statement continuously effective under the Securities Act until such date as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). By 4:00 p.m. (Eastern time) on the second Business Day following the Effectiveness Deadline, Katapult shall file with the SEC in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement. Katapult shall use commercially reasonable efforts to become and remain eligible to use Form S-3 (or any successor form) for the registration of Registrable

Securities as soon as practicable following the date hereof, including by timely filing all reports required under the Exchange Act and taking any other actions necessary to maintain such eligibility. Katapult shall promptly notify the Holders if it ceases to be eligible to use Form S-3 and of any actions it is taking to regain such eligibility.  No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.

2.2       Right to Request Registration. Subject to the provisions hereof, at any time the Registration Statement covering all Registrable Securities is not effective, other than as permitted in accordance with Section 4.1(m) hereof, and for so long as a Holder holds any Registrable Securities, Holders of at least a majority in interest of the then-outstanding number of Registrable Securities may at any time request registration under the Securities Act for resale of all or any portion of the Registrable Securities then-held by the applicable Holder(s) (a “Demand Registration” and Holders who properly initiates such request shall be referred to as the “Initiating Holders”). At the election of the Initiating Holders (which election shall be made in the corresponding demand notice to Katapult), any Demand Registration shall be effected as an Underwritten Demand Offering. If Katapult then has an effective shelf Registration Statement covering Registrable Securities, the Initiating Holders may instead request an underwritten shelf takedown as an Underwritten Demand Offering, and Katapult shall, to the extent permitted by applicable law and SEC guidance, file and make effective any required prospectus supplement or other filing to permit such Underwritten Demand Offering. Subject to Section 2.4 and Section 4.1(m) below, Katapult shall (i) file a Registration Statement registering for resale such number of Registrable Securities as requested to be so registered pursuant to this Section 2.2 (a “Demand Registration Statement”) within forty-five (45) days after the Initiating Holders’ request therefor (or, in the case of an Underwritten Demand Offering off an effective shelf Registration Statement, file any required Prospectus supplement or other filing within ten (10) Trading Days after the Initiating Holders’ request) and (ii) use commercially reasonable efforts to cause such Demand Registration Statement to be declared effective by the SEC as soon as practicable thereafter and, in the case of an Underwritten Demand Offering off an effective shelf Registration Statement, to permit marketing to commence promptly and pricing to occur as directed by the Managing Underwriter(s), in each case subject to Section 4.1(m). To the extent requested by the Initiating Holders, the Demand Registration Statement shall allow the offer and sale of the Registrable Securities on a continuous basis pursuant to Rule 415 under the Securities Act, unless Katapult is not eligible to use a form which allows such offer and sale in which case the Demand Registration Statement shall allow such offer and resale for so long a period as permitted by the Securities Act and the rules thereunder.

2.3       Priority on Demand Registrations. Katapult may include securities other than Registrable Securities in a Demand Registration for any accounts (including for the account of Katapult) on the terms provided below; and if such Demand Registration is an Underwritten Demand Offering, such securities may be included only with the prior written consent of the Managing Underwriter(s) of such offering. If the Managing Underwriter(s) of the requested Demand Registration advise Katapult and the Initiating Holder that in their opinion the number of securities proposed to be included in the Demand Registration exceeds the number of securities which can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the price per share of any Shares proposed to be sold in such underwritten offering), Katapult shall include in such Demand Registration (i) first, the number of Registrable Securities that the Initiating Holders propose to sell, (ii) second, the number of securities proposed to be included therein by any other Holder (allocated pro rata (as nearly as practicable) among all participating Holders on the basis of the number of securities requested to be included therein by all such Holders or as such Holders and Katapult may otherwise agree) and (iii) third, the number of securities proposed to be included therein for the account of Katapult. If the number of securities which can be sold is less than the number of securities proposed to be registered pursuant to clause (i) above by the Initiating Holders, the number of securities to be sold shall be allocated to the Initiating Holders in their entirety.

2.4       Effective Period of Demand Registration. Upon the date of effectiveness of the Demand Registration and if such offering is priced promptly on or after such date, Katapult shall use commercially reasonable efforts to keep such Demand Registration Statement effective for sale on a continuous basis under Rule 415, or if such rule is unavailable to Katapult, for a period equal to one hundred eighty (180) days from such date (or such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) or such shorter period which shall terminate when all of the Registrable Securities covered by such Demand Registration have been sold by the Initiating Holder.

2.5       Underwritten Demand Offerings; Selection of Underwriters; Number; Withdrawals; Shelf Takedowns; Block Trades.

(a)       Selection of Underwriters; Documentation. In connection with any Underwritten Demand Offering, the Initiating Holders shall have the right to select the Managing Underwriter(s), subject to Katapult’s consent (not to be unreasonably withheld, conditioned or delayed). The form and substance of the underwriting agreement shall be customary for transactions of such type and reasonably acceptable to the Initiating Holders and Katapult, and shall include only those representations, warranties, covenants and indemnities customarily included for issuers and selling stockholders in underwritten offerings of similar size and type.

(b)       No Numerical Limit; Timing. The Holders shall have the right to request an unlimited number of Underwritten Demand Offerings; provided, however, that Katapult shall not be required to effect more than one (1) Underwritten Demand Offering during any Suspension Period or during any period in which a Suspension Event is continuing pursuant to Section 4.1(m). Katapult shall not be obligated to (but may, at its sole option) effect any Demand Registration or Underwritten Demand Offering (i) within sixty (60) days after the closing of an Underwritten Demand Offering or (ii) during the period starting with the date sixty (60) days prior to Katapult’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Katapult initiated registration and provided that Katapult has delivered notice to the Holders pursuant to subsection 4.1(d) and it continues to actively employ, in good faith, all reasonable best efforts to cause the applicable Registration Statement to become effective. Katapult shall not be required to file a Registration Statement (or any amendment thereto) or effect an Underwritten Demand Offering (or, if Katapult has an effective Registration Statement including Registrable Securities therein, Katapult shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a period of up to thirty (30) days (i) if the Holders have requested an Underwritten Demand Registration and Katapult and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer or (ii) if Katapult has determined in good faith that the sale of Registrable Securities pursuant to a Registration Statement would require disclosure of material non-public information not otherwise required to be disclosed under applicable securities laws (x) which disclosure would have a detrimental effect on Katapult or (y) relating to a material transaction involving Katapult (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period together with other Blackout Periods exceed an aggregate of 90 days in any consecutive 12-month period.

(c)       Withdrawals; No “Use” of Demand. The Initiating Holders may, at any time prior to the pricing of any Underwritten Demand Offering, elect to withdraw such Underwritten Demand Offering by written notice to Katapult, and such withdrawal shall not be deemed a use of a Demand Registration or otherwise limit the rights of the Holders hereunder and Katapult shall bear the expenses set forth in Section 5.1 incurred in connection therewith; provided that if the withdrawal is primarily the result of a material breach by Katapult of its obligations hereunder, the Initiating Holders’ rights shall be without limitation and any such breach shall be subject to Section 8.2.

(d)       Shelf Takedowns. If Katapult is eligible to use Form S-3, any Demand Registration requested as an Underwritten Demand Offering shall, at the option of the Initiating Holders, be effected as an underwritten takedown off an effective shelf Registration Statement. In such case, Katapult shall (i) prepare and file any Prospectus supplement and related filings no later than ten (10) Trading Days after receipt of the Holders’ request (or, in the case of an overnight or same-day “bought deal” or block trade, by no later than the time reasonably necessary to permit such offering) and (ii) use commercially reasonable efforts to cooperate to permit marketing to commence and pricing to occur as directed by the Managing Underwriter(s).

(e)       Block Trades; Bought Deals. The Initiating Holders may request that an Underwritten Demand Offering be conducted as a block trade or bought deal. Katapult shall use commercially reasonable efforts to facilitate any such transaction (including by cooperating to prepare, file and make effective any required Prospectus supplement or other filing within the timeframes reasonably requested by the Managing Underwriter(s)). Any notice periods otherwise applicable to a Demand Registration shall not apply to a block trade or bought deal, and Katapult shall not be permitted to include any securities therein for its own account or the account of any other Holder without the Initiating Holders’ prior written consent.

(f)       Inclusion of Other Securities; Cutbacks. No securities other than Registrable Securities shall be included in any Underwritten Demand Offering without the prior written consent of the Initiating Holders. If the Managing Underwriter(s) advise Katapult and the Initiating Holders in writing that the number of securities proposed to be included in such Underwritten Demand Offering exceeds the number of securities which can be sold without materially delaying or jeopardizing the success of the offering, the Registrable Securities to be included shall be allocated as follows: (i) first, to the Registrable Securities that the Initiating Holders propose to sell; (ii) second, to other Registrable Securities requested to be included by other Holders, pro rata (as nearly as practicable) among such Holders on the basis of the number of securities requested to be included by all such Holders or as such Holders and Katapult may otherwise agree; and (iii) third, to any securities proposed to be included by Katapult, in each case subject to Section 2.4. For the avoidance of doubt, if the number of securities which can be sold is less than the number of securities proposed to be included pursuant to clause (i), all such capacity shall be allocated to the Initiating Holders.

(g)       Katapult Cooperation. Without limiting Article IV, in connection with any Underwritten Demand Offering, Katapult shall (i) prepare and make available a reasonable number of “road show” participation opportunities (including virtual) as reasonably requested by the Managing Underwriter(s), (ii) furnish customary opinions and negative assurance letters of counsel and comfort letters of independent accountants, and (iii) deliver officer certificates, all in each case as reasonably requested by the Managing Underwriter(s) and consistent with Section 4.1(n) and Section 4.1(o).

(h)       Failure or Delay. If Katapult fails to comply with its obligations with respect to an Underwritten Demand Offering within the time periods specified herein (other than as permitted by Section 4.1(m)), then, in addition to any other remedies, (x) the Initiating Holders may withdraw such Underwritten Demand Offering and such withdrawal shall not be deemed a use of a Demand Registration and (y) the Effectiveness Period shall be tolled for the period of such failure or delay.

ARTICLE III

PIGGYBACK REGISTRATIONS

3.1       Right to Piggyback. For so long as a Holder holds any Registrable Securities, in the event the Registration Statement covering all Registrable Securities is not effective, whenever Katapult proposes to register any Shares under the Securities Act (other than on a registration statement on Form S-8, Form F-8, Form S-4 or Form F-4), whether for its own account or for the account of one or more holders of securities, and the form of registration statement to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), Katapult shall give written notice to such Holders of its intention to effect such a registration and, subject to Sections 3.2 and 3.3, shall include in such registration statement and in any offering of Shares to be made pursuant to that registration statement all Registrable Securities with respect to which Katapult has received a written request for inclusion therein from a Holder within ten (10) days after such Holder’s receipt of Katapult’s notice. Katapult shall have no obligation to proceed with any Piggyback Registration and may abandon, terminate and/or withdraw such registration for any reason at any time prior to the pricing thereof. Any Holder may elect to withdraw its request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to Katapult of such request to withdraw at least five (5) days prior to the effectiveness of such Registration Statement or prior to the pricing of the applicable offering. No registration effected under this Section 3 shall relieve Katapult of its obligations to effect any registration of the sale of Registrable Securities under Article II and no registration effected pursuant to this Section 3 shall be deemed to have been effected pursuant to Section 2.2.

3.2       Priority on Primary Piggyback Registrations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of Katapult and the Managing Underwriter(s) advise Katapult and the Holders (if any Holders have elected to include Registrable Securities in such Piggyback Registration) that in their good faith opinion the number of securities proposed to be included in such offering exceeds the number of securities which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per security proposed to be sold in such offering), Katapult shall include in such registration and offering (i) first, the number of Shares that Katapult proposes to sell, and (ii) second, the number of securities requested to be included therein by holders of securities, including the Holders (if any Holders have elected to include Registrable Securities in such Piggyback Registration), pro rata (as nearly as practicable) among all participating holders on the basis of the number of securities requested to be included therein by all such holders or as such holders and Katapult may otherwise agree.

3.3       Priority on Secondary Piggyback Registrations. If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of securities other than a Holder and the Managing Underwriter(s) advise Katapult that in their good faith opinion the number of securities proposed to be included in such registration exceeds the number of securities which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per security proposed to be sold in such offering), then Katapult shall include in such registration (i) first, the number of securities requested to be included therein by the holder(s) requesting such registration (including any Initiating Holders), (ii) second, the number of securities requested to be included therein by other holders of securities including any other Holders (if any other Holders have elected to include Registrable Securities in such Piggyback Registration), pro rata (as nearly as practicable) among participating holders on the basis of the number of securities requested to be included therein by such holders or as such holders and Katapult may otherwise agree and (iii) third, the number of securities that Katapult proposes to sell.

3.4       Basis of Participation. The Holders may not sell Registrable Securities in any offering pursuant to a Piggyback Registration unless it (i) agrees to sell such Registrable Securities on the same basis provided in the underwriting or other distribution arrangements approved by Katapult and that apply to Katapult and/or any other holders involved in such Piggyback Registration and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.

3.5       Selection of Underwriters. If any Piggyback Registration is a primary or secondary underwritten offering, subject to the terms and conditions of Section 2 hereof, Katapult shall have the sole right to select the Managing Underwriter(s) or underwriters to administer any such offering.

ARTICLE IV

REGISTRATION PROCEDURES

4.1       Registration Procedures. In connection with Katapult’s registration obligations hereunder, Katapult shall:

(a)       Prepare and file with the SEC on or prior to the Filing Date, a Registration Statement on Form S-3 (or if Katapult is not then eligible to register for resale the Registrable Securities on Form S-3 such Registration Statement shall be on a Form S-1 or another appropriate form in accordance with the Securities Act and the rules and regulations promulgated thereunder) in accordance with the method or methods of distribution thereof as described on Annex A hereto, and use commercially reasonable efforts to cause the Registration Statement to become effective and remain effective as provided herein. In connection with any Underwritten Demand Offering off an effective shelf Registration Statement, Katapult shall, upon request by the Initiating Holders, prepare and file any required Prospectus supplement or other filing within two (2) Trading Days (or such shorter period as reasonably necessary in the case of a block trade or bought deal) to permit such offering to proceed as contemplated by Section 2.5(d) and (e).

(b)       Prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective (subject to Section 4.1(m)) as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements, if necessary, in order to register for resale under the Securities Act all of the Registrable Securities; cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; respond promptly to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from and to the SEC relating to such Registration Statement; and comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)       [Reserved].

(d)       Promptly notify the Holders of Registrable Securities (i)(A) when a Registration Statement, a Prospectus or any Prospectus supplement or pre- or post-effective amendment to the Registration Statement is filed; (B) when the SEC notifies Katapult whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement, and if requested by such Holders, furnish to them a copy of such comments and Katapult’s responses thereto and (C) with respect to the Registration Statement or any post-effective amendment filed by Katapult, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information of Katapult; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Legal Proceedings for that purpose; (iv) of the receipt by Katapult of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities of Katapult for sale in any jurisdiction, or the initiation or threatening of any Legal Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)       Use commercially reasonable efforts to avoid the issuance of, and, if issued, to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction.

(f)       If requested by the Holders of a majority of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such Holders reasonably request to be included therein unless the inclusion of such information would reasonably be expected to expose Katapult to liability under federal and state securities laws and regulations and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after Katapult has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(g)       Furnish to each Holder, without charge and upon request, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and, to the extent requested by such Person, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC, provided, that Katapult shall have no obligation to provide any document pursuant to this clause that is available on the SEC’s EDGAR system.

(h)       Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and Katapult hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(i)       Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities of Katapult to be sold pursuant to a Registration Statement.

(j)       Upon the occurrence of any event contemplated by Section 4.1(d)(v), as promptly as practicable prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)       Use commercially reasonable efforts to cause all Registrable Securities relating to the Registration Statement to be listed on The Nasdaq Stock Market, LLC or any subsequent securities exchange, quotation system or market, if any, on which similar securities issued by Katapult are then listed or traded.

(l)       Katapult may require each selling Holder to furnish to Katapult information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and Katapult may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within five (5) days after receiving such request.

(m)       Katapult shall be entitled to delay the filing or effectiveness of, or suspend the use of, the Registration Statement if it determines that in order for the Registration Statement not to contain a material misstatement or omission, (i) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, (ii) the negotiation or consummation of a transaction by Katapult or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event that the Board of Directors reasonably believes would require additional disclosure by Katapult in the Registration Statement of material information that Katapult has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Katapult Board to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (iii) an amendment thereto so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after Katapult becomes eligible to use such Form S-3 (each such circumstance, a “Suspension Event”); provided, however, that Katapult may not delay or suspend the Registration Statement on more than two occasions or for more than forty-five (45) consecutive days, or more than sixty (60) total days, in each case during any twelve (12)-month period; provided however that no such postponement or suspension by Katapult shall be permitted for more than one (1) forty-five (45) day period, arising out of the same set of facts, circumstances or transactions. Any period during which Katapult has delayed a filing, an effective date or an offering pursuant to this Section 4 is herein called a “Suspension Period.” Katapult shall provide prompt written notice to participating Holders of the commencement and termination of any Suspension Period (and any withdrawal of a registration statement pursuant to this Section 4.1(m)), but shall not be obligated under this Agreement to disclose the reasons therefor. Holders shall keep the existence of each Suspension Period confidential and refrain from making offers and sales of Registrable Securities (and direct any other Persons making such offers and sales to refrain from doing so) during each Suspension Period under the applicable Registration Statement.

(n)       Katapult shall use commercially reasonable efforts to register or qualify, or cooperate with the Holders of the Registrable Securities included in the Registration Statement in connection with the registration or qualification of, the resale of the Registrable Securities under applicable securities or “blue sky” laws of such states of the United States as any such Holder requests in writing and to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that Katapult shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction to which it is not then so subject.

(o)       Katapult will comply with all rules and regulations of the SEC to the extent and so long as they are applicable to the registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, no later than forty-five (45) days after the end of a twelve (12)-month period (or ninety (90) days, if such period is a fiscal year) beginning with Katapult’s first fiscal quarter commencing after the effective date of the Registration Statement.

(p)       In the case of an underwritten offering in which the Holders participate, Katapult will enter into an underwriting agreement, containing customary provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters) consistent with Section 2.5 and reasonably acceptable to the Initiating Holders, and take all such other customary and reasonable actions as the Managing Underwriter(s) of such offering may request in order to facilitate the disposition of such Registrable Securities (including, making appropriate personnel of Katapult available at reasonable times and places to assist in customary road-shows that the Managing Underwriter(s) determine are necessary or advisable to effect the offering).

(q)       In the case of an underwritten offering in which the Holders participate, and to the extent not prohibited by applicable law, Katapult will (i) make reasonably available, for inspection by the Managing Underwriter(s) of such offering and any attorneys and accountants acting for such Managing Underwriter(s), pertinent corporate documents and financial and other records of Katapult and its subsidiaries and controlled Affiliates (but excluding any documents incorporated by reference in such Registration Statement, amendments or supplements that are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or any successor system)), (ii) cause Katapult’s officers and employees to supply information reasonably requested by such Managing Underwriter(s) or attorney in connection with such offering, (iii) make Katapult’s independent accountants available for any such underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith; and (iv) cause Katapult’s counsel to furnish customary legal opinions to such underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews.

4.2       Holder Obligations.

(a)       At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, Katapult shall notify each Holder in writing of the information Katapult requires from each such Holder if such Holder elects to have any of such Holder’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of Katapult to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that (i) such Holder furnish to Katapult such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, and (ii) the Holder execute such documents in connection with such registration as Katapult may reasonably request.

(b)       Each Holder covenants and agrees by its acquisition of such Registrable Securities that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 4.1(h) and notice from Katapult that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 4.1(d) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c)       Upon receipt of a notice from Katapult of the occurrence of any event of the kind described in Section 4.1(d)(ii), 4.1(d)(iii), 4.1(d)(iv), 4.1(d)(v) or 4.1(m), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 4.1(j), or until it is advised in writing by Katapult that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(d)       Katapult shall, upon reasonable request by any Holder, provide such Holder with access to information reasonably necessary to facilitate the sale or transfer of Registrable Securities, including updated capitalization tables, transfer agent contact information, and any other information customarily provided in connection with such sales, subject to applicable confidentiality obligations.

ARTICLE V

REGISTRATION EXPENSES

5.1       Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by Katapult (excluding underwriters’ discounts and commissions and all fees and expenses of legal counsel, accountants and other advisors for the Securityholders except as specifically provided below), except as and to the extent specified in this Section 5.1, shall be borne by Katapult whether or not a Registration Statement is filed by Katapult or becomes effective and whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with The Nasdaq Stock Market, LLC and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made by Katapult with the Financial Industry Regulatory Authority and (C) in compliance with state securities or Blue Sky laws by Katapult or with respect to Registrable Securities, (ii) messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for Katapult, (iv) Securities Act liability insurance, if Katapult so desires such insurance, and (v) fees and expenses of all other Persons retained by Katapult in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, Katapult’s independent public accountants). In addition, Katapult shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall Katapult be responsible for any underwriting, broker or similar fees or commissions of the Securityholders or, except to the extent provided for above or in the Transaction Documents, any legal fees or other costs of the Securityholders. Notwithstanding the foregoing, with respect to any Underwritten Demand Offering (including any withdrawn or terminated Underwritten Demand Offering as provided in Section 2.5(c)), Katapult shall also pay the reasonable and documented fees and expenses of one (1) counsel for the Initiating Holders (and, if reasonably required by the nature of the offering, one (1) local counsel in any relevant jurisdiction), in each case selected by the Initiating Holders. In addition, Katapult shall reimburse the Initiating Holders for their reasonable and documented out-of-pocket expenses directly incurred in connection with any Underwritten Demand Offering.

ARTICLE VI

INDEMNIFICATION

6.1       Indemnification by Katapult. Katapult shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, its permitted assignees, officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Katapult Common Stock), underwriters, investment advisors and employees, each Person who controls any such Holder or permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of preparation and investigation) and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”), arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by Katapult of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except (A) to the extent, but only to the extent, that such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to Katapult by such Holder expressly for use in such Registration Statement, such Prospectus or in any amendment or supplement thereto or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein; or (B) in the case of an occurrence of an event of the type specified in Section 4.1(d)(ii)-(v), the use by a Holder of an outdated or defective Prospectus, but only if and to the extent that following such receipt the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the indemnity agreement contained in this Section 6.1 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of Katapult, which consent shall not be unreasonably withheld. Katapult shall notify such Holder promptly of the institution, threat or assertion of any Legal Proceeding of which Katapult is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6.3(a) hereof) and shall survive the transfer of the Registrable Securities by the Holder.

6.2       Indemnification by Holders. Each Holder and its permitted assignees shall, severally and not jointly, indemnify and hold harmless Katapult, its directors, officers, agents and employees, each Person who controls Katapult (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is contained in or omitted from any information regarding such Holder furnished in writing to Katapult by such Holder expressly for use in therein, and that such information was reasonably relied upon by Katapult for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein (it being understood that each Holder has approved Annex A hereto for this purpose); provided however, that in no event shall a Holder’s liability pursuant to this Section 6.2, exceed the net proceeds from the offering received by such Holder.

6.3       Conduct of Indemnification Legal Proceedings.

(a)       If any Legal Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

(b)       An Indemnified Party shall have the right to employ separate counsel in any such Legal Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Legal Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Legal Proceeding; or (iii) the named parties to any such Legal Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, the Indemnifying Party shall be responsible for reasonable fees and expenses of no more than one counsel (together with appropriate local counsel) for the Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such Legal Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Legal Proceeding in respect of which any Indemnified Party is or could have been a party, unless such settlement (A) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Legal Proceeding and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(c)       All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Legal Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

6.4       Contribution.

(a)       If a claim for indemnification under Section 6.1 or 6.2 is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Legal Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(b)       The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(b), (i) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of Registrable Securities subject to the Legal Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Article VI. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(c)       The indemnity and contribution agreements contained in this Article VI are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

ARTICLE VII

RULE 144

7.1       Rule 144. As long as any Holder owns any Registrable Securities, Katapult covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Katapult after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. Katapult further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144. Upon the reasonable request of any Holder, Katapult shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE VIII

MISCELLANEOUS

8.1       Effectiveness. Katapult’s obligations hereunder shall be conditioned upon the occurrence of the Closing under the Investment Agreement, and this Agreement shall not be effective until such Closing. If the Investment Agreement shall be terminated prior to the Closing, then this Agreement shall be void and of no further force or effect (and notwithstanding anything to the contrary herein, no party hereto shall have any rights or obligations with respect to this Agreement).

8.2       Remedies. In the event of a breach by Katapult or by a Holder, of any of their obligations under this Agreement, each non-breaching Holder and Katapult, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Katapult and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. In the event any Holder prevails in any action or proceeding to enforce its rights under this Agreement, Katapult shall reimburse such Holder for its reasonable attorneys’ fees and other costs and expenses incurred in connection with such action or proceeding, in addition to any other remedies available at law or in equity.

8.3       Entire Agreement; Amendment. This Agreement and the other Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or therein, neither Katapult nor any Holder make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. This Agreement and any term hereof may be amended, terminated or waived only with the written consent of Katapult and the Holders of at least a majority of all outstanding Registrable Securities then held by all Holders. Any amendment or waiver effected in accordance with this Section 8.3 shall be binding upon each Holder (and their permitted assigns).

8.4       No Inconsistent Agreements. Katapult will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of Katapult’s securities under any agreement in effect on the date hereof.

8.5       Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 4:00 p.m. (Eastern time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 4:00 p.m. (Eastern time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth below, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person:

If to Katapult:	Katapult Holdings, Inc. 5360 Legacy Drive, Building 2, Plano, TX 75024 Attn: Separately Supplied E-mail: Separately Supplied
with copies (which copies shall not constitute notice to Katapult) to:	Davis Polk & Wardwell LLP 450 Lexington Ave New York, NY 10017 Attention: Separately Supplied Email: Separately Supplied
and (following the Closing) Davis Polk & Wardwell LLP 450 Lexington Ave New York, NY 10017 Attention: Separately Supplied Email: Separately Supplied
If to the Securityholders:	To their respective addresses as set forth on Schedule 1 hereto.

8.6       Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

8.7       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. Katapult may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Holders of at least a majority of all Registrable Securities then outstanding.

8.8       Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have Katapult register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder of all or a portion of the Registrable Securities if: (a) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to Katapult within a reasonable time after such assignment, (b) Katapult is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the Registrable Securities with respect to which such registration rights are being transferred or assigned to such transferee or assignee, (c) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (d) at or before the time Katapult receives the written notice contemplated by clause (b) of this Section, the transferee or assignee agrees in writing with Katapult to be bound by all of the provisions of this Agreement, and (e) such transfer shall have been made in accordance with the applicable requirements of the Investment Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

8.9       Other Registration Rights. From and after the date of this Agreement until the end of the Effectiveness Period, Katapult shall not enter into, and, is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Holders pursuant to this Agreement. Katapult shall not, prior to the end of the Effectiveness Period, grant any registration rights that are superior to, conflict with, or would otherwise prevent Katapult from performing, the rights granted to the Holders hereby.

8.10       Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8.11       Termination. This Agreement shall terminate at the end of the Effectiveness Period, except that Articles V and VI and this Article VIII shall remain in effect in accordance with their terms.

8.12       Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, then any federal court of the United States of America sitting in the State of Delaware) for the purpose of any suit, action, Legal Proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or Legal Proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or Legal Proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or Legal Proceeding brought in such courts and irrevocably waives any claim that any such suit, action or Legal Proceeding brought in any such court has been brought in an inconvenient forum. If any party hereto shall commence an action or Legal Proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such action or Legal Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or Legal Proceeding.

8.13       Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

8.14       Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible and (b) the parties shall use their commercially reasonable efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Agreement.

8.15       Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

KATAPULT:

KATAPULT HOLDINGS, INC.

By:	/s/ Orlando Zayas
Name:	Orlando Zayas
Title:	CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

SECURITYHOLDERS:

HHCF SERIES 21 SUB, LLC

By:	/s/ John Detwiler
Name:	John Detwiler
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

SCHEDULE 1

SECURITYHOLDERS

HHCF Series 21 Sub, LLC

88 West Mound Street

Columbus, OH 43215

ANNEX A

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock previously issued or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. The selling stockholders may sell their shares of our common stock pursuant to this prospectus at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits Securityholders;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	distributions to partners, members, or other equity holders of selling stockholders, including in connection with the winding up, liquidation, or dissolution of any selling stockholder;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until such time as the shares offered by the selling stockholders have been effectively registered under the Securities Act and disposed of in accordance with such registration statement, the shares offered by the selling stockholders have been disposed of pursuant to Rule 144 under the Securities Act or the shares offered by the selling stockholders may be resold pursuant to Rule 144 without restriction or limitation (including without the requirement to be in compliance with Rule 144(c)(1)) or another similar exemption under the Securities Act.

ANNEX B

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

KATAPULT HOLDINGS, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock, $0.0001 par value per share (the “Common Stock”), of Katapult Holdings, Inc. (“Katapult”), (the “Registrable Securities”) understands that Katapult has filed or intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of [●], 2025 (the “Registration Rights Agreement”), among Katapult and the Securityholders named therein. The purpose of this Questionnaire is to facilitate the filing of the Registration Statement under the Securities Act that will permit you to resell the Registrable Securities in the future. The information supplied by you will be used in preparing the Registration Statement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related Prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐            No ☐

Note: If yes, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes ☐            No ☐

Note: If yes, provide a narrative explanation below:

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐            No ☐

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of Katapult Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of Katapult other than the Registrable Securities listed above in Item 3.

(a)	As of ___________, 202___, the Selling Stockholder owned outright (including shares registered in Selling Stockholder’s name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in “street name” for its account), _________ shares of Katapult Common Stock (excluding the Registrable Securities). If “zero,” please so state.

(b)	In addition to the number of shares Selling Stockholder owned outright as indicated in Item 5(a) above, as of ________________, 202___, the Selling Stockholder had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, with respect to ______________ shares of Katapult Common Stock (excluding the Registrable Securities). If “zero,” please so state.

If the answer to Item 5(b) is not “zero,” please complete the following tables:

Sole Voting Power:

Number of Shares	Nature of Relationship Resulting in Sole Voting Power

Shared Voting Power:

Number of Shares	With Whom Shared	Nature of Relationship

Sole Investment power:

Number of Shares	Nature of Relationship Resulting in Sole Investment Power

Shared Investment power:

Number of Shares	With Whom Shared	Nature of Relationship

(c)	As of _____________, 202___, the Selling Stockholder had the right to acquire the following shares of Katapult Common Stock pursuant to the exercise of outstanding stock options, warrants or other rights (excluding the Registrable Securities). Please describe the number, type and terms of the securities, the method of ownership, and whether the undersigned holds sole or shared voting and investment power. If “none”, please so state.

6.	Relationships with Katapult:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with Katapult (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify Katapult of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement filed pursuant to the Registration Rights Agreement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in each Registration Statement filed pursuant to the Registration Rights Agreement and each related Prospectus. The undersigned understands that such information will be relied upon by Katapult in connection with the preparation or amendment of any such Registration Statement and the related Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“A Company filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. Katapult was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

Katapult agrees that all information provided by the Selling Stockholder in this Questionnaire will be kept confidential and used solely for purposes of compliance with applicable securities laws and the preparation and filing of the Registration Statement and related Prospectus, except to the extent disclosure is required by law, regulation, or the rules of any securities exchange.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title: